BAIRD ADJUSTABLE
                                RATE INCOME FUND

                                     ANNUAL
                                     REPORT

                               SEPTEMBER 30, 1997

                                  (BAIRD LOGO)

BAIRD ADJUSTABLE RATE INCOME FUND
ANNUAL REPORT                                      November 3, 1997
DEAR FELLOW SHAREHOLDER:

  A nearly complete absence of inflation helped the bond market perform quite well during the twelve months ended September 30, 1997. Inflation, as measured by the Consumer Price Index, grew at only a 2% rate during that period, down from an already favorable 3% over the prior twelve months. With inflation that benign, the Federal Reserve was relatively inactive and the bond market relatively stable for a period that included the onset of the eighth year of a business cycle expansion. Indeed, between September 30, 1996 and September 30, 1997, the yield on the 30-year Treasury bond declined from 6.90% to 6.40%. To be sure, there were episodes of market weakness, such as the March-April period when the Fed raised the funds rate slightly and the bond yield reached 7.15%, but those episodes were relatively brief. For most of the period, that yield remained within a 61/2%-7% range.

  This remarkably good market performance was reflected in an increase in the net asset value per share of the Baird Adjustable Rate Income Fund, from $8.66 on September 30, 1996 to $8.76 on September 30, 1997. A continuation of this favorable trend into 1998 may be difficult to achieve, however, because Federal Reserve Officials are on record as being very concerned about the strength of the economy at a time when labor markets are unusually tight. They are prepared to tighten monetary policy at the first signs of an increase in the rate of inflation. It would be unprecedented if the Fed were able to refrain from tightening during this very late stage of a cyclical expansion.

  Shareholder redemptions totaled $22.695 million for the latest year, reducing the end-of-year net assets to $24.481 million. As a result of the smaller asset base, the Funds expense ratio increased to 31 basis points from 25 in the previous year. That expense ratio is projected to rise further in the current fiscal year.

Sincerely,

          /s/ Marcus C.Low. Jr.              /s/ Glen F. Hackmann
          Marcus C. Low,Jr.                  Glen F. Hackmann
          President                          Chairman
                                             Investment Committee

REPORT OF INDEPENDENT ACCOUNTANTS                   100 East Wisconsin Avenue
                                                    Suite 1500
                                                    Milwaukee, WI 53202

PRICE WATERHOUSE LLP
(PRICE WATERHOUSE LOGO)

To the Shareholders and Board of Directors of Baird Adjustable Rate Income Fund

  In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Baird Adjustable Rate Income Fund (the "Fund") at September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the year from October 1, 1992 (commencement of operations) to September 30, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP
October 27, 1997

BAIRD ADJUSTABLE RATE INCOME FUND

STATEMENT OF NET ASSETS
September 30, 1997


 Principal                                                             Amortized              Quoted
    Amount                                                                  Cost        Market Value
 ---------                                                             ---------        ------------
LONG-TERM INVESTMENTS 95.4% (A)<F1>
            COLLATERALIZED MORTGAGE OBLIGATIONS -- 95.4% (B)<F2>
$ 2,000,000 FNMA 93-72F, 5.787%, due 05/25/08,
              (indexed to COFI plus 90bp subject to 10% cap)          $2,000,000          $1,920,000
 2,954,317  FNMA 93-101FA, 5.737%, due 06/25/08,
              (indexed to COFI plus 85bp subject to 10% cap)           2,949,427           2,821,373
 4,111,173  FNMA 93-107F, 5.737%, due 06/25/08,
              (indexed to COFI plus 85bp subject to 10% cap)           3,772,527           3,931,310
 5,000,000  FNMA 93-127FA, 5.39%, due 10/25/21,
              (indexed to T10Y minus 75bp subject to 9.50% cap)        4,990,841           4,835,938
 5,000,000  FNMA 92-33FPAC, 5.69%, due 03/25/22,
              (indexed to T10Y minus 45bp subject to 10% cap)          5,009,258           4,873,438
   265,799  FHLMC 1433FD, 6.187%, due 11/15/22,
              (indexed to COFI plus 130bp subject to 10.50% cap)         265,863             254,835
 5,000,000  FHLMC G10I, 5.72%, due 05/25/23,
              (indexed to T10Y minus 55bp subject to 9.50% cap)        4,986,020           4,704,687
                                                                     -----------         -----------
            Total long-term investments                               23,973,936          23,341,581

SHORT-TERM INVESTMENTS 4.8% (A)<F1>
            REPURCHASE AGREEMENTS -- 4.8%
 1,184,000  Firstar Bank Milwaukee Repurchase Agreement,
              4.50%, dated 09/30/97; maturing 10/01/97
              (secured by $1,125,000 U. S. Treasury Note,
              7.875%, due 08/15/01)                                    1,184,000           1,184,000
                                                                     -----------         -----------
            Total short-term investments                               1,184,000           1,184,000
                                                                     -----------         -----------
            Total investments                                        $25,157,936          24,525,581
                                                                     ===========
            Liabilities, less cash and
              receivables (0.2%) (A)<F1>                                                    (44,443)
                                                                                          ----------
            Net Assets                                                                   $24,481,138
                                                                                         ===========
            Net Asset Value Per Share
              ($0.01 par value, 300,000,000
              shares authorized), redemption price
              ($24,481,138 / 2,794,748 shares outstanding)                                     $8.76
                                                                                               =====
(a)<F1> Percentages for the various classifications relate to net assets.
(b)<F2> The coupon rate shown on adjustable rate securities represents the rate at period end.
All coupon rates reset monthly.
  COFI = Cost of Funds Index
  T10Y = 10 Year Treasury
    bp = basis points
 FHLMC = Federal Home Loan Mortgage Corp.
  FNMA = Federal National Mortgage Association


The accompanying notes to financial statements are an integral part of this statement.

STATEMENT OF OPERATIONS
For the Year Ended September 30, 1997

INCOME:
     Interest                                               $1,865,029
                                                            ----------
          Total income                                       1,865,029
                                                            ----------
EXPENSES:
     Management fees                                           151,500
     Professional fees                                          25,468
     Administrative services                                    25,189
     Transfer agent fees                                        12,382
     Board of Director fees                                     11,150
     Amortization of organizational expenses                     9,997
     Custodian fees                                              8,815
     Other expenses                                              1,108
                                                            ----------
          Total expenses before management fee waiver          245,609
     Less fee waived by adviser                              (151,500)
                                                            ----------
          Net expenses                                          94,109
                                                            ----------
NET INVESTMENT INCOME                                        1,770,920
                                                            ----------
NET REALIZED LOSS ON INVESTMENTS                             (884,829)
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS       1,293,219
                                                            ----------
NET GAIN ON INVESTMENTS                                        408,390
                                                            ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $2,179,310
                                                            ==========

The accompanying notes to financial statements are an integral part of this statement.

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 1997 and 1996

                                                   1997                1996
                                                   ----                ----
OPERATIONS:
     Net investment income                   $1,770,920          $4,248,376
     Net realized loss on investments         (884,829)         (1,356,775)
     Net increase in unrealized
       appreciation on investments            1,293,219           2,016,237
                                            -----------         -----------
          Net increase in net assets
            resulting from operations         2,179,310           4,907,838
                                            -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions from net investment
       income ($0.51 and $0.50 per share,
       respectively)                        (1,770,920)         (4,248,376)
                                            -----------         -----------
FUND SHARE ACTIVITIES:
     Cost of shares redeemed (2,602,800 and
       5,044,003 shares, respectively)     (22,694,642)        (43,696,901)
                                            -----------         -----------
          Net decrease in net assets
            derived from Fund share
            activities                     (22,694,642)        (43,696,901)
                                            -----------         -----------
          TOTAL DECREASE                   (22,286,252)        (43,037,439)
NET ASSETS AT THE BEGINNING OF THE YEAR      46,767,390          89,804,829
                                            -----------         -----------
NET ASSETS AT THE END OF THE YEAR           $24,481,138         $46,767,390
                                            ===========         ===========

The accompanying notes to financial statements are an integral part of these statements.

FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each year)

                                                                                   FOR THE YEAR FROM
                                               FOR THE YEARS ENDED SEPTEMBER 30,    OCTOBER 1, 1992*<F3>
                                              ----------------------------------    TO SEPTEMBER 30,
                                              1997      1996      1995      1994                1993
                                              ----      ----      ----      ----                ----
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of year           $8.66     $8.60     $9.07     $9.95              $10.00
Income from investment operations:
     Net investment income                    0.51      0.50      0.59      0.47                0.46
     Net realized and unrealized gain
       (loss) on investments                  0.10      0.06      0.14    (0.88)              (0.05)
                                             -----     -----     -----     -----               -----
Total from investment operations              0.61      0.56      0.73    (0.41)                0.41
Capital contribution from
  Robert W. Baird & Co. Incorporated            --        --      0.39        --                  --
Less distributions:
     Dividends from net investment income   (0.51)    (0.50)    (0.59)    (0.47)              (0.46)
     Distribution from net realized gains       --        --        --    (0.00)                  --
     Return of capital distribution             --        --    (1.00)        --                  --
                                             -----     -----     -----     -----               -----
Total from distributions                    (0.51)    (0.50)    (1.59)    (0.47)              (0.46)
                                             -----     -----     -----     -----               -----
Net asset value, end of year                 $8.76     $8.66     $8.60     $9.07               $9.95
                                             =====     =====     =====     =====               =====
TOTAL INVESTMENT RETURN****<F6>               7.2%      6.7%     12.8%    (4.3%)                4.2%
RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of year (in 000's $)   24,481    46,767    89,805   167,419             142,287
     Ratio of expenses (after waiver
       and/or reimbursement)
       to average net assets**<F4>           0.31%     0.25%     0.29%     0.51%               0.38%
     Ratio of net investment income
       to average net assets***<F5>          5.86%     5.85%     6.37%     4.82%               4.31%
     Portfolio turnover rate                  0.0%      0.0%      3.6%    143.8%               79.4%

    *<F3>Commencement of Operations.
   **<F4>Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been 0.81%, 0.75%, 0.72%, 0.95% and 1.07%, respectively, for the years ended September 30, 1997, 1996, 1995, 1994 and 1993.
  ***<F5>The ratio of net investment income prior to adviser's expense limitation undertaking to average net assets for the years ended September 30, 1997, 1996, 1995, 1994 and 1993 would have been 5.35%, 5.35%, 5.94%, 4.38% and 3.62%, respectively.
 ****<F6>Total return does not include the sales load which existed when the Fund was open to new investments. The total return for the year ended September 30, 1995 is computed after giving effect to the capital contribution from Robert W. Baird & Co.
Incorporated. If the Fund had not received this capital contribution, the total return would have been 8.4% for the year ended
September 30, 1995.


The accompanying notes to financial statements are an integral part of this statement.

NOTES TO FINANCIAL STATEMENTS
September 30, 1997

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- The following is a summary of significant accounting policies of the Baird Adjustable Rate Income Fund (the "Fund"), a portfolio of The Baird Funds, Inc. (the "Company"), which is registered under the Investment Company Act of 1940. The Company was incorporated under the laws of Wisconsin on June 26, 1992 and the Fund commenced operations on October 1, 1992. In accordance with the terms of the Agreement discussed in Note 2, the Fund was closed to new investments effective December 23, 1994. The investment objective of the Fund is to hold its existing portfolio securities to maturity or until such time as sales become available at prices consistent with the ability to liquidate securities at their respective par values
(a) Securities for which market quotations are readily available are valued at the most recent bid price. Securities for which there are no readily available market quotations and other assets are valued at their fair value as determined in good faith in accordance with policies approved by the Company's Board of Directors. Valuation techniques may include the use of market quotations for similar securities, transaction prices for the same or similar securities, prices provided by broker-dealers or estimates of market values obtained from yield and other data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Directors.
     Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts.
     Effective January 13, 1995, Robert W. Baird &Co. Incorporated ("RWB") and shareholders representing approximately 99% of the Fund's shares outstanding as of August 10, 1994 entered into an agreement ("Agreement") resolving a dispute arising out of the 1994 decline in the Fund's per share net asset value. In accordance with the terms of the Agreement, RWB made a payment of $4,616,549 ($0.40 per share on the funding date, February 10, 1995) directly to the Fund on behalf of the Fund shareholders to compensate the Fund for capital losses realized by the Fund. The payment was credited directly to the Fund's additional paid-in capital. Legal expenses incurred by the Fund in conjunction with the Agreement totaling $126,878 or $0.01 per share were also charged directly against additional paid-in capital. This net contribution of $4,489,671 was treated as a capital gain for tax purposes.
(b) Premiums and discounts on Collateralized Mortgage Obligations in the Fund are amortized to weighted average life. Premiums and discounts on other securities are amortized to maturity. Investment transactions are recorded no later than the first business day after the trade date. Cost amounts, as reported in the schedule of investments, are the same for Federal income tax purposes.
(c) Net realized gains and losses are computed on the basis of the cost of specific certificates.
(d) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund has $8,221,605, $1,062,523 and $1,740,857 of net capital losses which expire September 30, 2003, 2004 and 2005 respectively, and $500,747 of 1997 post-October losses that may be used to offset capital gains in future years to the extent provided by tax regulations.
(e) Dividend income (if any) is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.
(f) Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.
(g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES -- The Fund has a management agreement with RWB, with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund was to pay RWB a monthly management fee at the annual rate of 0.50% of the daily net assets of the Fund. In accordance with the terms of the Agreement with shareholders dated January 13, 1995, RWB has permanently waived all future management fees due from the Fund effective January 1, 1995. For the year ended September 30, 1997, RWB waived $151,500 of management fees.
  During the year ended September 30, 1997, the Company was advised that the Fund did not pay any brokerage fees to RWB on the execution of purchases and sales of portfolio securities.

(3) DISTRIBUTION TO SHAREHOLDERS -- Dividends from net investment income for the Fund are declared daily and paid monthly. Distributions of net realized gains, if any, for the Fund, will be declared at least once a year.
  In accordance with the terms of the Agreement, the Fund will seek to maximize returns of capital to investors by making distributions of substantially all returns of capital and revenues (subject to retention of cash or cash equivalents not to exceed the lesser of $5,000,000 or 10% of net assets). Such a return of capital distribution was not paid for the year ended September 30, 1997.

(4) DEFERRED EXPENSES -- Organizational expenses were deferred and were amortized on a straight-line basis over a period of five years. These expenses were advanced by RWB who was reimbursed by the Fund. The unamortized organizational expenses for the Fund at September 30, 1997 was $- 0 -.

(5) INVESTMENT TRANSACTIONS -- For the year ended September 30, 1997, purchases and proceeds from sales of investment securities of the Fund (excluding short-term securities) were $- 0 - and $22,689,038, respectively.

(6) ACCOUNTS PAYABLE AND ACCRUED LIABILITIES -- As of September 30, 1997, liabilities of the Fund included the following:

      Dividends payable                                  $104,791
      Other liabilities                                    18,324

(7) SOURCES OF NET ASSETS -- As of September 30, 1997, the sources of net assets were as follows:

      Fund shares issued and outstanding              $36,639,225
      Net unrealized depreciation on investments         (632,355)
      Accumulated net realized loss on investments    (11,525,732)
                                                      -----------
                                                      $24,481,138
                                                      ===========

  Aggregate net unrealized depreciation as of September 30, 1997 consisted of the following:

      Aggregate gross unrealized appreciation             $158,783
      Aggregate gross unrealized depreciation             (791,138)
                                                         ---------
      Net unrealized depreciation                        $(632,355)
                                                         =========


(BAIRD LOGO)

A NORTHWESTERN MUTUAL COMPANY

Robert W. Baird & Co. Incorporated
777 E. Wisconsin Avenue, Milwaukee, WI 53202
Phone 414 765-3500. Toll Free 1-800-RW-BAIRD
(c)1997 Robert W. Baird & Co. Incorporated